Abacus FCF Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Communications - 11.8%
AppLovin Corp. - Class A (a)	30,382	$19,363,360
Booking Holdings, Inc.	2,883	14,639,124
Lyft, Inc. - Class A (a)	285,725	5,845,934
Match Group, Inc.	137,958	4,461,562
ROBLOX Corp. - Class A (a)	114,459	13,016,277
Spotify Technology SA (a)	21,794	14,282,044
VeriSign, Inc.	67,076	16,084,825
		87,693,126

Consumer Discretionary - 8.3%
Domino's Pizza, Inc.	24,037	9,577,783
DraftKings, Inc. - Class A (a)	323,273	9,888,921
Hasbro, Inc.	100,697	7,684,188
Hilton Worldwide Holdings, Inc.	55,238	14,193,957
Super Group SGHC Ltd.	360,053	3,888,572
Tapestry, Inc.	149,446	16,412,160
		61,645,581

Consumer Staples - 4.4%
Colgate-Palmolive Co.	217,865	16,786,498
Dollar Tree, Inc. (a)	92,862	9,204,482
Philip Morris International, Inc. (b)	43,604	6,293,365
		32,284,345

Energy - 2.7%
NEXTracker, Inc. - Class A (a)	85,235	8,627,487
TechnipFMC PLC	269,480	11,142,998
		19,770,485

Financials - 8.8%
Broadridge Financial Solutions, Inc.	64,209	14,151,664
Fair Isaac Corp. (a)	6,859	11,382,716
Mastercard, Inc. - Class A	38,996	21,525,402
Synchrony Financial	108,733	8,087,561
Toast, Inc. - Class A (a)	285,981	10,335,353
		65,482,696

Health Care - 13.4%
AbbVie, Inc.	97,143	21,181,060
Amgen, Inc.	59,906	17,877,748
Bristol-Myers Squibb Co.	367,200	16,916,904
Chemed Corp.	13,231	5,706,530
Corcept Therapeutics, Inc. (a)	38,041	2,794,872
DaVita, Inc. (a)(b)	15,307	1,821,839
Gilead Sciences, Inc.	135,374	16,216,451
Medpace Holdings, Inc. (a)	20,173	11,799,389
PTC Therapeutics, Inc. (a)	72,237	4,934,510
		99,249,303

Industrials - 14.0%
Argan, Inc.	44,915	13,753,422
EMCOR Group, Inc.	13,854	9,362,256
Primoris Services Corp.	49,086	6,946,651
Rockwell Automation, Inc.	22,294	8,212,218
Rollins, Inc.	260,445	15,004,236
Sterling Infrastructure, Inc. (a)(b)	21,844	8,254,848
TopBuild Corp. (a)(b)	10,476	4,425,900
Tutor Perini Corp. (a)	119,617	8,057,401
Valmont Industries, Inc.	14,176	5,860,784
Vertiv Holdings Co. - Class A	121,613	23,454,283
		103,331,999

Materials - 2.0%
Crown Holdings, Inc. (b)	83,569	8,121,235
Southern Copper Corp.	49,440	6,862,272
		14,983,507

Technology - 34.3%(c)
Adobe, Inc. (a)	46,755	15,911,194
Apple, Inc.	129,533	35,021,837
Arista Networks, Inc. (a)	69,521	10,962,767
Atlassian Corp. - Class A (a)	49,063	8,312,254
Autodesk, Inc. (a)	47,996	14,463,115
Broadcom, Inc.	49,721	18,378,373
CommVault Systems, Inc. (a)	25,882	3,603,292
Dropbox, Inc. - Class A (a)	104,312	3,025,048
Extreme Networks, Inc. (a)	368,768	7,013,967
Lam Research Corp.	99,870	15,725,530
Motorola Solutions, Inc.	33,235	13,517,007
NetApp, Inc.	132,892	15,652,020
Nutanix, Inc. - Class A (a)	190,878	13,598,149
NVIDIA Corp.	189,817	38,436,044
Palo Alto Networks, Inc. (a)	70,817	15,596,736
Pegasystems, Inc.	122,848	7,819,275
Pure Storage, Inc. - Class A (a)	171,753	16,952,021
		253,988,629
TOTAL COMMON STOCKS (Cost $669,722,578)		738,429,671

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (d)	25,070,119	25,070,119
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $25,070,119)		25,070,119

TOTAL INVESTMENTS - 103.1% (Cost $694,792,697)		763,499,790
Money Market Deposit Account - 0.2% (e)		1,723,462
Liabilities in Excess of Other Assets - (3.3)%		(24,789,800)
TOTAL NET ASSETS - 100.0%		$740,433,452

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $24,581,522.
(c)
Amount represents investments in a particular sector.  No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment.  To the extent that the Fund invests more heavily in a particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(d)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

For fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus FCF Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$738,429,671	$–	$–	$738,429,671
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	25,070,119
Total Investments	$738,429,671	$–	$–	$763,499,790

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $25,070,119 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.